Exhibit 10.25

[Execution]

AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of June 30, 2004, is entered into by and among Wise Alloys LLC, a Delaware limited liability company (“Alloys”), Wise Recycling, LLC, a Maryland limited liability company (“Recycling” and together with Alloys, each individually a “Borrower” and collectively, “Borrowers”), Wise Metals Group LLC, a Delaware limited liability company (“Group”), Wise Alloys Finance Corporation, a Delaware corporation (“Finance”), Listerhill Total Maintenance Center LLC, a Delaware limited liability company (“Listerhill”), Wise Warehousing, LLC, a Delaware limited liability company (“Warehousing”), Wise Recycling Texas, LLC, a Delaware limited liability company (“Recycling Texas”), and Wise Recycling West, LLC, a Delaware limited liability company (“Recycling West” and together with Group, Finance, Listerhill, Warehousing and Recycling Texas, each individually a “Guarantor” and collectively, “Guarantors”), the financial institutions from time to time parties hereto as lenders, whether by execution of this Agreement or an Assignment and Acceptance (each individually, a “Lender” and collectively, “Lenders”), Congress Financial Corporation, a Delaware corporation, in its capacity as administrative agent for Lenders (in such capacity, “Agent”), and Fleet Capital Corporation, in its capacity as documentation agent for Lenders (in such capacity, “Documentation Agent”).

WITNESSETH:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers pursuant to which Agent and Lenders may, upon certain terms and conditions, make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan Agreement, dated May 5, 2004, among Agent, Documentation Agent, Lenders, Borrowers and Guarantors (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement and the other Financing Agreements, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and each of the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 1” shall mean Amendment No. 1 to Amended and Restated Loan Agreement, dated as of June 30, 2004, among Agent, Required Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Accounts Purchase Agreement” shall mean the Accounts Purchase and Sale Agreement, dated as of June 30, 2004, among Congress, as purchaser, and Alloys, as seller.

(b) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Sale of Assets, Consolidation, Merger, Dissolution, Etc. Section 9.7(b) of the Loan Agreement is hereby amended by: (a) deleting the word “or” at the end of subsection (vi) of such Section, and (b) inserting the following new subsection (viii) at the end of such Section:

“or (viii) the sale of Accounts and Related Assets (as defined in the Accounts Purchase Agreement) pursuant to the Accounts Purchase Agreement.”

3. Encumbrances. Section 9.8 of the Loan Agreement is hereby amended by: (a) deleting the word “and” at the end of subsection (k) of such Section 9.8, (b) deleting the period at the end of subsection (l) of such Section and replacing it with “; and”, and (c) inserting the following new subsection (m) at the end of such Section:

“(m) any and all security interests and liens of Congress arising pursuant to the Accounts Purchase Agreement.”

4. Release of Security Interest in Certain Collateral. Effective upon the sale by Alloys of any Accounts and Related Assets pursuant to the Accounts Purchase Agreement, the security interests and liens of Collateral Agent in and on such Accounts and Related Assets shall be terminated and released automatically and without further action; provided, that, nothing contained herein or otherwise shall be deemed to be a release or termination by Collateral Agent of any security interests in and liens upon the proceeds from the sale of any such Accounts or any other assets of Borrowers, all of which shall continue in full force and effect. Except as specifically set forth herein, nothing contained herein shall be construed in any manner to constitute a waiver, release or termination or to otherwise limit or impair any of the obligations or indebtedness of any Borrower or any other person or entity to Agent and Lenders, or any duties, obligations or responsibilities of Borrowers or any other person or entity to Agent and Lenders.

5. Additional Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) None of the transactions contemplated by this Amendment or any of the other Amendment Documents are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound.

(c) As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(d) As of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

6. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders; and

(b) no Default or Event of Default shall have occurred and be continuing.

7. Effect of this Amendment; Entire Agreement. Except as modified pursuant to this Amendment and the other Amendment Documents, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment, the Exhibits and Schedules hereto, and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

9. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, Agent, Lenders, Borrower and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

BORROWERS

WISE ALLOYS LLC

By:	/S/ DANNY MENDELSON
Title:	Chief Financial Officer

WISE RECYCLING, LLC

By:	/S/ DANNY MENDELSON
Title:	President

GUARANTORS

WISE METALS GROUP LLC

By:	/S/ DANNY MENDELSON
Title:	Chief Financial Officer

WISE ALLOYS FINANCE CORPORATION

By:	/S/ DANNY MENDELSON
Title:	Chief Financial Officer

LISTERHILL TOTAL MAINTENANCE CENTER LLC

By:	/S/ DANNY MENDELSON
Title:	Chief Financial Officer

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WISE RECYCLING TEXAS, LLC

By:	/s/ DANNY MENDELSON
Title:	President

WISE WAREHOUSING, LLC

By:	/s/ DANNY MENDELSON
Title:	President

WISE RECYCLING WEST, LLC

By:	/s/ DANNY MENDELSON
Title:	President

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AGENT

CONGRESS FINANCIAL CORPORATION,
as Agent

By:	/s/ MARC BREIER
Title:	First Vice President

DOCUMENTATION AGENT

FLEET CAPITAL CORPORATION,
as Documentation Agent

By:	/s/ ROBERT ANCHUNDIA
Title:	Vice President

LENDERS

CONGRESS FINANCIAL CORPORATION

By:	/s/ MARC BREIER
Title:	First Vice President

FLEET CAPITAL CORPORATION

By:	/s/ ROBERT ANCHUNDIA
Title:	Vice President

AGREED AS TO SECTION 4:

CONGRESS FINANCIAL CORPORATION,
as Collateral Agent

By:	/s/ MARC BREIER
Title:	First Vice President